Exhibit 99.2

Investor Presentation February 17, 2021

This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . This includes, without limitation, financial guidance and projections and statements with respect to expectations of the Company’s future financial condition, results of operations, cash flows, plans, targets, goals, objectives, performance, growth potential, competitive position and business ; the Company’s strong foothold in the off - premise channel supporting the business in the COVID - 19 environment ; the Company’s ability to successfully reopen its dining rooms ; the Company’s ability to retain some of the gains in off - premise sales once dining rooms are at full capacity ; statements from the Company’s corporate social responsibility report ; the opportunity for additional domestic and foreign locations and licensees and territories ; target returns for new restaurant openings ; performance of international licensed locations ; the acquisitions of North Italia and Fox Restaurant Concepts (“FRC”) ; FRC as an incubation engine ; steady - state restaurant level margins and anticipated unit growth roadmap . Such forward - looking statements include all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions . These statements are based on the Company’s current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements . These forward - looking statements also may be affected by various factors outside of the Company’s control including : the rapidly evolving nature of the COVID - 19 pandemic and related containment measures, including the potential for a complete shutdown of the Company’s restaurants, international licensee restaurants and the Company’s bakery operations ; demonstrations, political unrest, potential damage to or closure of the Company’s restaurants and potential reputational damage to the Company or any of its brands ; economic, public health and political conditions that impact consumer confidence and spending, including the impact of the COVID - 19 pandemic and other health epidemics or pandemics on the global economy ; acceptance and success of The Cheesecake Factory in international markets ; acceptance and success of North Italia and the FRC concepts, Social Monk Asian Kitchen and other concepts ; the risks of doing business abroad through Company - owned restaurants and/or licensees ; foreign exchange rates, tariffs and cross border taxation ; changes in unemployment rates ; changes in laws impacting the Company’s business, including laws and regulations related to COVID - 19 impacting restaurant operations and customer access to off - and on - premise dining ; increases in minimum wages and benefit costs ; the economic health of the Company’s landlords and other tenants in retail centers in which its restaurants are located, and the Company’s ability to successfully manage its lease arrangements with landlords ; unanticipated costs that may arise in connection with a return to normal course of business including potential negative impacts from furlough actions ; the economic health of suppliers, licensees, vendors and other third parties providing goods or services to the Company ; the timing of the resumption of the Company’s new unit development ; compliance with debt covenants ; strategic capital allocation decisions including share repurchases and dividends ; the ability to achieve projected financial results ; economic and political conditions that impact consumer confidence and spending ; impact of tax reform legislation ; adverse weather conditions in regions in which the Company’s restaurants are located ; factors that are under the control of government agencies, landlords and other third parties ; the risk, costs and uncertainties associated with opening new restaurants ; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”) . Forward - looking statements speak only as of the dates on which they are made and the Company undertakes no obligation to publicly update or revise any forward - looking statements or to make any other forward - looking statements, whether as a result of new information, future events or otherwise, unless required to do so by law . Investors are referred to the full discussion of risks and uncertainties associated with forward - looking statements and the discussion of risk factors contained in the Company’s latest Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K as filed with the SEC, which are available at www . sec . gov . Safe Harbor Statement 2

An Experiential Dining Category Leader 3 Culinary forward. First class hospitality. Concepts like no other.

• Experiential dining category leader with diversified growth drivers • Leveraging the Company’s strong foothold in the off - premise channel to support the business in the COVID - 19 environment • Durable business over time - sustained track record of consistent financial performance • Historically robust cash flow provides several levers to support long - term growth Investment Highlights 4

Initial Response to COVID - 19 5 • Pivoted very quickly to maximize sales, manage costs and preserve cash • Shifted to an off - premise only model in March – began reopening dining rooms in mid - May • Eliminated non - essential spending and suspended new unit development – resumed new unit development on a limited basis during 2H20 • Reduced board, executive and corporate support staff compensation – restored compensation during 3Q20 • Made difficult decision to furlough a significant number of staff members – during 3Q20, called back to work a majority of staff members who were previously furloughed • Increased liquidity with $200 million convertible preferred equity – exited FY20 with total available liquidity of approximately $250 million, including a $154 million cash balance • Amended credit facility to provide for certain covenant relief through 1Q21 • Suspended dividend on common stock and share repurchases

Managing Through COVID - 19 6 • Have taken a deliberate approach in our dining room reopening strategy as the health and safety of our teams and guests remain our top priority. • Secured PPE; implemented additional safety protocols; and made a number of operational changes and technology upgrades, including contactless menu & payment technology and text paging, in order to help ensure the best and safest possible experiences for our guests and staff. • Strategic decision to maintain our restaurant management teams has enabled us to reopen our dining rooms effectively. • Working to install by the end of February an additional air filtration system that uses bipolar ionization to actively clean the air, helping to kill bacteria and viruses, including the coronavirus strain that causes COVID - 19. • Encouraging staff members to get vaccinated, providing hourly staff with paid time off for each vaccine appointment.

Managing Through COVID - 19 7 Leveraging our large restaurant footprints, patio space, flexible seating layouts, and strong position in the off - premise channel, we have recaptured meaningful sales levels at Cheesecake Factory restaurants despite capacity restrictions: • For locations with reopened indoor dining rooms, quarter - to - date through February 16th comparable sales were down ~9%, which equates to approximately $10 million on average, per unit on an annualized basis, and reflects the impact of lapping full capacity holidays last year, including Valentine’s Day and Presidents’ Day weekend, as well as restaurant closures associated with winter storms. On average, these locations were operating at 50% capacity. • Restaurants in jurisdictions with outdoor dining - only restrictions were doing volumes of 90%, on average quarter - to - date through February 16th, of Cheesecake Factory locations with indoor dining rooms partially open. This equates to approximately $9.1 million on average, per unit on an annualized basis. • At locations that had been operating an off - premise only model during the first quarter, weekly off - premise sales equated to nearly $6 million, on average, per unit on an annualized basis.

0% 5% 10% 15% Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 US Unemployment Rate Sustained Off - Premise Sales Strength 5 (AUV $ millions) ~$4 2019 Early COVID QTD Through February 16th ~$1.7 ~$4 ~$6 ~$4.5 1.4% 1.8% 2.1% 1.3% 1.5% 1.5% 1.8% 2.5% 2.2% 2.4% 0.8% 0.7% 0.7% 0.7% 0.7% 0.7% 0.7% 0.6% 0.5% 0.5% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Annual Restaurant Unit Growth US Population Growth We Believe Stable, Agile Brands With Scale Will Be Best Equipped to Weather Volatility and Thrive Post - COVID 8 Potential Industry Rationalization - Market Share Opportunity Shifting Industry Dynamics“ ” “ Large chains and well - funded restaurant groups have the resources to ride out a protracted shutdown , but the independent restaurants that make up about two - thirds of the American dining landscape – noodle shops, diners and that charming urban restaurant that always had a line out the door – may not survive . ” - New York Times, March 20, 2020 Casual Dining 1 Sources: 1 Morgan Stanley Report April 6, 2020; 2 Bureau of Labor Statistics; 3 U.S. Census; 4 Bureau of Labor Statistics; CBO, February 2021; 5 Annualized average unit volumes based on average weekly sales in each period. Increased Supply Eases Labor Pressure 4 Potential Labor Pressure Easing Increased Consumer Emphasis On Off - Premise “ Off - premise will likely continue its rise in importance, even after the pandemic” - Technomic, April 24, 2020 ” “ Independents 86% Chains 14% 2 “ ” “...the restaurant industry’s return to pre - coronavirus employment levels will likely be measured in years and not months .” - National Restaurant Association, October 2,2020 Average - All Locations 2021 Forecast: 5.7 % December 2020 U.S. Unemployment: 6.7% Food Services Unemployment: 16.1% Reopened Dining Rooms Off - Premise Only Off - Premise Only As of December 2020, the NRA estimated that 17% (~110,000) of restaurants have closed. 3

The Cheesecake Factory - Global Footprint 9 High quality, high profile locations worldwide Company - Owned: 206 Toronto International – Licensed: 27 Mexico City (4) Guadalajara Saudi Arabia (4) UAE (6) Kuwait (3) Qatar (3) Bahrain (1) Shanghai Hong Kong Beijing Monterrey Macau

Breadth of Menu & Innovation – 250 Items Made Fresh, From Scratch Ambiance, Service and Hospitality The Cheesecake Factory - A Highly Differentiated Concept Best - in - Class Operational Execution Integrated Bakery 10

Integrated Bakery – The “Cheesecake” Magic • Produces over 70 cheesecakes and other baked desserts • Enables creativity, quality control and supply chain efficiencies FY19 16% 11 FY20 21% Differentiated positioning has been a key sales driver during COVID - 19 Industry - Leading Dessert Sales

Performance During COVID - 19 Has Reinforced That The Cheesecake Factory is a Destination • FY20 average sales per square foot adjusted for interior capacity restrictions related to the COVID - 19 pandemic was $1,127, a 14% increase over FY19. Reflecting the impact of COVID - 19 dining restrictions, FY20 average sales per productive square foot declined 27% to $716 from FY19. • During COVID - 19, The Cheesecake Factory restaurants have driven the highest absolute off - premise sales dollars and maintained the highest level of off - premise sales volumes when dining rooms reopened relative to its publicly - traded casual dining industry peers. • California locations operating with just patios during Summer 2020 generated nearly 90% of sales volumes of locations with reopened indoor dining rooms when malls predominantly remained closed in California. 12

Cult Status & Strong Consumer Engagement 965K followers 5M+ fans 360K followers Millions of Viewers 13 Note: Statistics as of February 12, 2021

Broad Consumer Demographic and Appeal With a Moderate Average Check Highest Unit Volumes ($ in millions) Source: Latest pre - COVID - 19 SEC 10 - K filings and company presentations 14 Casual Dining $10.7 $8.3 $8.1 $5.5 $5.2 $5.0 $3.7 $3.6 $3.0 $2.9 Maggianos Yard House BJ's Texas Roadhouse Olive Garden Outback LongHorn Bonefish Carrabbas $32 $29 $27 $24 $23 $22 $22 $19 $18 $17 Yard House Maggianos Bonefish Outback Carrabbas LongHorn Olive Garden Texas Roadhouse BJ's #1 Quality #2 Service #3 Ambiance

9% 12% 14% 16% 22% 79% 43% 2013 2017 2018 2019 1Q20 2Q20 3Q20 4Q20 Off - Premise Sales (% of Total Revenue) Leveraging This Differentiation in the Off - Premise Channel New Takeout Packaging 15 *Annualized unit volume equivalent based on total system average weekly sales ~$3.7 million per restaurant* Majority of dining rooms remained closed

Further Leaning in to Convenience 16

On - Brand Marketing Campaigns Leveraging Brand Identity as a Dessert Leader and Menu Breadth to Drive Sales 17 Attain Top of Mind Status

Capitalizing on the Power of the Brand The Cheesecake Factory At Home ® 18

Best - in - Class Operational Execution and Industry - Leading Retention Average Tenure by Position 32 years 23 years 20 years 19 years 14 years 13 years Senior VP of Operations Regional Vice Presidents Area Directors of Operations Area Kitchen Operations Managers General Managers Executive Kitchen Managers “What we found is that food and beverage innovation is table stakes ; you need to do it, but it’s not sustainable,” The ironclad correlation with success? “It was GM retention . ” – Wally Doolin, Black Box Intelligence From FORTUNE. ©2020 Fortune Media IP Limited. FORTUNE 100 Best Companies to Work For is a trademark of Fortune Media IP Limited and is used under license. FORTUNE and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, Licensee. 19

CSR – Contributing to the Well - Being of Our Staff, Local Communities and the Environment We All Share 20 Source: The Cheesecake Factory Incorporated 2019 Corporate Social Responsibility Report *Free from recombinant bovine somatotropin ( rbST ) or a recombinant bovine growth hormone ( rbGH ), often used for lactating dairy cows to increase the production of milk.

Looking Ahead: Post - COVID - 19 Diversified growth drivers once the restaurant industry operating environment normalizes 21 21 *The following targets assume full capacity conditions are ultimately permitted by state and local jurisdictions

The Cheesecake Factory – Returns - Focused Growth Opportunity for 300 Domestic Locations Over Time Average Unit Economics* ($ millions) Sales $10.7 Restaurant - Level Margin % ~18% Cash Capex Investment $8+ Cash - on - Cash Return 20% - 25% * Illustrative example of target returns for new restaurant openings. Philadelphia 22

The Cheesecake Factory – Expanding International Licensed Presence • Anticipated continued expansion within current geographies • Potential for additional geographies with current licensees • Opportunity to add licensees and territories +1 ¢ Per Restaurant in EPS, on Average $0 Capital Expenditure Shanghai 23

Filling White Space for an On - Trend, Contemporary Italian Offering 24 • Potential for 200 domestic locations over time - 23 locations in 11 states & Washington D.C. currently • All dishes handmade from scratch daily • Serving lunch, dinner, weekend brunch & weekday happy hour • Average check: $25 - $30 • 30%+ alcohol mix FY19 Comp Sales: 6% Note: Operating metrics pre - COVID - 19

Fox Restaurant Concepts Expected to Serve as an Incubation Engine Innovating Concepts of the Future 25 Potential Growth Boutique Brands

The Future CAKE: Post-COVID-19

Diversified multi-concept across segment, price point, occasion, real estate and labor

Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise

Anticipated Unit Growth Roadmap[1]	The Cheesecake Factory	NORTH ITALIA	FRC[2]
Target Size (sq. ft.)	7,000 – 10,000	5,000 - 6,500	3,500 – 15,000
Average Unit Volume	$10.7M	~$7M	Avg. $5M+
Sales/sq. ft.	~$1,000	~$1,200	~$1,000
Target Long-Term Unit Growth	~3%	~20%+	~15% - 20%
Top-Line Unit Growth Contribution	~3%	~2%	~2%
Target Restaurant-Level Margin %	~18%	~18% - 20%	~16% - 18%
Cash Capex Investment	$8M+	$3 - $3.5M	$500/sq. ft.
Target Cash-on-Cash Return	20% - 25%	35%+	25% - 30%
Sales/Investment Ratio	*Varies*	2:1	2:1

[1]Illustrative example of target returns for new restaurant openings | [2]Average unit volume and steady-state restaurant-level margin typically reached by year three of operations

The Cheesecake Factory 26

Track Record of Consistent Financial Performance 27

(4.2)% (6.8)% (0.6)% 4.0% 4.2% 3.3% 2.6% 4.1% 3.8% 0.4% 0.9% 2.5% (27.4)% (4.3)% (8.7)% (6.1)% 1.0% 2.0% (0.9)% (1.6)% 0.8% (0.4)% (2.2)% 0.5% 1.4% (24.0)% History of Outperforming the Industry 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020* Knapp - Track Index Comparable Sales - Historical 2 - year Stack 28 Industry Outperformance During Economic Downturn Geographical discrepancies in dining restrictions & reopening timelines *2020 results reflect the impact of the COVID - 19 pandemic.

Durable Business Over Time

Adjusted Earnings/(Loss) Per Share



$0.84
$1.07
$1.42
$1.64
$1.88
$2.10
$1.97
$2.37
$2.83
$2.60
$2.51
$2.61
($1.49)
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Free Cash Flow[1]

($ in millions)



$85
$163
$128
$120
$112
$107
$135
$94
$158
$100
$163
$119
($47)
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Capital Allocation Detail

($ in millions)



64,009
44,545
50,259
$173
$85
$37
$52
$42
$172
$77
$13
$101
$86
$27
$184
$106
$30
$141
$114
$36
$109
$154
$42
$146
$158
$50
$123
$139
$56
$109
$128
$61
$51
$99
$16
$4
$50
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Capex / Investment[2]
Share Repurchases
Common Stock Dividend
WASO

[1]Free cash flow defined as cash flow from operations (includes adjustment for excess tax benefit related to stock options exercised in 2008-2016 to conform to current year presentation) less capital expenditures and investment in unconsolidated affiliates prior to the acquisition of North Italia and Fox Restaurant Concepts

[2]2019 Capex/Investment does not include the acquisition of North Italia and Fox Restaurant Concepts

Note: 2020 results reflect the impact of the COVID-19 pandemic and the issuance of 200,000 shares of Series A Convertible Preferred Stock. Please see Appendix for GAAP to Non-GAAP reconciliations and for an explanation regarding an accounting reclassification for prior years

The Cheesecake Factory 29

• Experiential dining category leader with diversified growth drivers • Leveraging the Company’s strong foothold in the off - premise channel to support the business in the COVID - 19 environment • Durable business over time - sustained track record of consistent financial performance • Historically robust cash flow provides several levers to support long - term growth Investment Highlights 30

Appendix

Non - GAAP Reconciliations In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non - GAAP measurements which present diluted net income per share excluding the impact of certain items and free cash flow . The non - GAAP measurements are intended to supplement the presentation of the Company’s financial results in accordance with GAAP. The Company believes that the presentation of these items provides additional information to facilitate the comparison of past and present financial results. 32

Non - GAAP Reconciliation (1) The tax effect assumes a tax rate based on the federal statutory rate and an estimated blended state tax rate. (2) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017. (3) Adjusted diluted net income per share may not add due to rounding. 33 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net Income (GAAP) 52,293$ 42,833$ 81,713$ 95,720$ 98,423$ 114,356$ 101,276$ 116,523$ 139,494$ 157,392$ 99,035$ 127,293$ (277,107)$ - Impairment of assets and lease terminations 2,952 26,541 - 1,547 9,536 (561) 696 6,011 114 10,343 17,861 18,247 219,333 - Partial IRS settlement - - - (1,794) - - - - - - - - - - Unwinding of interest rate collars - 7,421 7,376 - - - - - - - - - - - Chairman and CEO employment agreement - 2,550 - - - - - - - - - - - Proceeds from variable life insurance contract - (668) - - (419) - - - - - - - - - Loss on investment in unconsolidated affiliates - - - - - - - - - 479 4,754 13,439 - - Gain on investment in unconsolidated affiliates - - - - - - - - - - - (52,672) - - Acquisition-related costs - - - - - - - - - - - 5,270 2,699 - Acquisition-related contingent consideration and amortization expense - - - - - - - - - - - 1,033 (3,872) -Preferred Dividends to Apply If-Converted Method - - - - - - - - - - - - 13,485 -Direct and Incremental Costs Associated With Preferred Stock - - - - - - - - - - - - 10,257 -Assumed Impact of Potential Conversion of Preferred Stock into Common Stock - - - - - - - - - - - - - -COVID-19 related costs - - - - - - - - - - - - 22,963 - Tax effect of adjustments (1) (1,181) (14,605) (2,951) (331) (3,814) 224 (278) (2,404) (46) (4,329) (5,880) 3,818 (62,692) - One-time tax items (2) - - - - - - - - - (38,525) - - - Adjusted net income (non-GAAP) 54,064$ 64,072$ 86,138$ 95,142$ 103,726$ 114,019$ 101,694$ 120,130$ 139,562$ 125,360$ 115,770$ 116,428$ (74,934)$ Diluted net income per share (GAAP) 0.82$ 0.71$ 1.35$ 1.64$ 1.78$ 2.10$ 1.96$ 2.30$ 2.83$ 3.27$ 2.14$ 2.86$ (6.32)$ - Impairment of assets and lease terminations 0.05 0.44 - 0.03 0.17 (0.01) 0.01 0.12 0.00 0.21 0.39 0.41 4.36 - Partial IRS settlement - - - (0.03) - - - - - - - - - - Unwinding of interest rate collars - 0.12 0.12 - - - - - - - - - - - Chairman and CEO employment agreement - 0.04 - - - - - - - - - - - - Proceeds from variable life insurance contract - (0.01) - - (0.01) - - - - - - - - - Loss on investment in unconsolidated affiliates - - - - - - - - - 0.01 0.10 0.30 - - Gain on investment in unconsolidated affiliates - - - - - - - - - - - (1.18) - - Acquisition-related costs - - - - - - - - - - - 0.12 0.05 - Acquisition-related contingent consideration and amortization expense - - - - - - - - - - - 0.02 (0.08) -Preferred Dividends to Apply If-Converted Method - - - - - - - - - - - - 0.27 -Direct and Incremental Costs Associated With Preferred Stock - - - - - - - - - - - - 0.20 -Assumed Impact of Potential Conversion of Preferred Stock into Common Stock - - - - - - - - - - - - 0.80 -COVID-19 related costs - - - - - - - - - - - - 0.46 -Tax effect of adjustments (0.03) (0.23) (0.05) - (0.06) 0.01 - (0.05) 0.00 (0.09) (0.12) 0.09 (1.25) -One-time tax items - - - - - - - - - (0.80) - - - Adjusted diluted net income per share (non-GAAP) (3) 0.84$ 1.07$ 1.42$ 1.64$ 1.88$ 2.10$ 1.97$ 2.37$ 2.83$ 2.60$ 2.51$ 2.61$ (1.49)$ Fiscal Year The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in thousands, except per share data)

Non - GAAP Reconciliation (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activi tie s to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009 and 2008 have been adjust ed to conform to the current year presentation. 34 2008 2009 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Cash flow from operations (1) 169$ 197$ 170$ 200$ 170$ 197$ 198$ 213$ 249$ 248$ 316$ 239$ 291$ 219$ 3$ Capital expenditures / investments 85 37 85 37 42 77 86 106 114 154 158 139 128 99 50 Free cash flow 84$ 162$ 85$ 163$ 128$ 120$ 112$ 107$ 135$ 94$ 158$ 100$ 163$ 120$ (47)$ Fiscal Year The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in millions)